For Immediate Release

Contacts:	Steve Gaut, Public Relations
404-828-8787
Scott Childress, Investor Relations
404-828-7957

STRONG UPS EXECUTION DRIVES POSITIVE 3Q RESULTS

•	UPS Revenue Rises 7% on Balanced Shipment Growth and Yield Expansion

•	International Operating Profit Climbs 8.9%; Currency-Neutral Profit* up 20%

•	Daily Export Volume up 19% for 3rd Straight Quarter of Double-Digit Growth

•	U.S. Domestic Revenue up 3.9% on Higher Package Demand and Yields

•	U.S. Operating Profit of $1.2B, Including $50M of Negative Hurricane Impact

•	Supply Chain & Freight Boosts Revenue more than 13%; Profits up 9.7%

•	Company Lifts Bottom of Guidance Range; Expects Full-Year 2017 Adjusted Earnings Per Share of $5.85 to $6.10

ATLANTA - October 26, 2017 - UPS (NYSE:UPS) today announced earnings per share of $1.45 for the third quarter. All three major business units executed well during the quarter. The company converted accelerating global demand for UPS solutions into solid financial results, despite one less operating day in 3Q 2017.

Consolidated Results	3Q 2017	3Q 2016
Revenue	$15,978 M	$14,928 M
Operating profit	$2,035 M	$2,034 M
Currency-neutral operating profit*	$2,097 M

Diluted earnings per share	$1.45	$1.44

“UPS produced another solid quarter of financial performance, despite the impact of several natural disasters that slowed regional economic activity and damaged infrastructure,” said David Abney, UPS chairman and CEO. “Our business segments adapted quickly to changing conditions this quarter, taking advantage of market opportunities while minimizing cost and service disruptions from recent events.”

For the total company in 3Q 2017:

•	Revenue increased 7.0%, and currency-neutral revenue* was up 7.1%.

•	Revenue increased in all segments and major product categories, as expanded customer demand spread across the company’s broad product portfolio.

•	Operating profit was $2.0 billion, driven by strong performance in the International and Supply Chain and Freight segments.

•	Year-to-date capital expenditures were $3.7 billion, supporting our investment strategies.

•	This year UPS has paid dividends of nearly $2.1 billion, an increase of 6.4% per share over the prior year, rewarding shareowners with continued strong dividend yield.

•	So far this year the company has repurchased 12.3 million shares for approximately $1.4 billion, reaffirming its commitment to return cash to shareowners.

* See attached reconciliation of non-GAAP currency-neutral revenue and operating profit
- more -

2-2-2

U.S. Domestic Segment

The Domestic segment continues to benefit from online retail customer demand for both UPS Next Day Air and Ground services, which drove a 3.9% increase in revenue over 3Q 2016. The U.S. consumer increasingly prefers to shop online and UPS is benefiting from this trend through its unique portfolio of convenient and economical delivery solutions.

	3Q 2017	3Q 2016
Revenue	$9,649 M	$9,289 M
Operating profit	$1,182 M	$1,252 M

For the U.S. Domestic segment in 3Q 2017:

•	Revenue increased $360 million or 3.9% over 3Q 2016, driven by Next Day Air and Ground product growth.

•	Next Day Air daily shipments were up 8.0%, as customers continued to select UPS’s reliable, day-definite delivery solutions.

•	Deferred Air daily shipments were down slightly when compared to the strong prior-year growth of more than 10%.

•	Revenue per piece was up 2.0%, while base-rate pricing and higher fuel surcharges offset changes in customer and product mix.

•
Operating profit includes negative impacts from one less operating day, about $50 million from natural disasters, and ongoing initiatives including facility construction and deployment of Saturday operations of nearly $40 million.

International Segment

“Our International segment continued its track record as a growth engine, generating strong top-line and operating-profit growth driven by robust demand for UPS solutions,” said Abney. “Export shipments grew across all regions as customers took advantage of UPS’s expanded portfolio and enhanced network.”

	3Q 2017	3Q 2016
Revenue	$3,364 M	$3,024 M
Operating profit	$627 M	$576 M
Currency-neutral operating profit*	$689 M

For the International segment in 3Q 2017:

•	International produced record 3Q operating profit of $627 million, up 8.9%, as the result of broad, accelerated growth combined with expanded yields.

•	Currency-neutral operating profit* increased 20%.

•	The segment reported revenue growth of 11% driven by premium products.

•	Robust Export shipment growth surged 19% per day. All regions of the world contributed to the expansion.

•	International Domestic daily shipments increased 5.7%, led by double-digit growth across several European countries.

•	Operating margin continues to lead the industry at 18.6%.

•	Also highlighted in the quarter was the regulatory approval of UPS joint venture with SF Express, a small-package carrier in China.
* See attached reconciliation of non-GAAP currency-neutral revenue and operating profit
- more -

3-3-3

Supply Chain and Freight Segment

The Supply Chain and Freight segment produced record third quarter results with double-digit revenue growth and near double-digit operating profit expansion. Performance results were driven by revenue-quality improvements combined with structural cost-reduction programs.

	3Q 2017	3Q 2016
Revenue	$2,965 M	$2,615 M
Operating profit	$226 M	$206 M

For the Supply Chain and Freight segment in 3Q 2017:

•	Revenue increased 13% over 3Q 2016, the result of deeper alignment with preferred customers, strengthened revenue management initiatives and improved market conditions.

•	Tonnage gains in Freight Forwarding, UPS Freight and Coyote Logistics contributed to improved top-line results.

•	UPS Freight increased LTL (less-than-truckload) revenue by 9.3% on tonnage growth of 5.5% and LTL revenue per hundredweight gains of 3.6%.

•	Increased customer demand from the retail and aerospace sectors drove the Distribution unit’s revenue and operating profit higher.

•	Total segment operating profit improved 9.7% to $226 million.

Outlook

The company provides guidance on an adjusted (non-GAAP) basis because it is not possible to predict or provide a reconciliation reflecting the impact of future pension mark-to-market adjustments, which would be included in reported (GAAP) results and could be material.

“UPS third-quarter results highlight the flexibility of our business” said Richard Peretz, UPS chief financial officer. “Our recent performance gives us confidence moving forward as we adapt to evolving, global ecommerce strategies with increased seasonality. We are executing well on our plans, have a positive outlook for peak and as a result, we are moving higher in our original guidance range.”

The company’s full-year 2017 adjusted earnings per share guidance includes the following:

•	Momentum in the business will continue, led by the International segment.

•	Focus remains on delivering a successful peak season for customers and investors.

•	Operating penalties for ongoing facility investments and Saturday deployment will be approximately $60 million in the fourth quarter.

•	Currency headwinds will continue to weigh on year-over-year comparisons.

•	The tax rate is expected to be 35% for the 4Q 2017 and excludes 4Q 2016 tax savings of approximately $0.05 per share.

UPS moves 2017 adjusted diluted EPS guidance range to between $5.85 and $6.10, which includes about $400 million, or $0.30 per share of pre-tax currency headwinds.

# # #

Conference Call Information

UPS CEO David Abney and CFO Richard Peretz will discuss third-quarter results with investors and analysts during a conference call at 8:30 a.m. ET, October 26, 2017. That call is open to others through a live Webcast. To access the call, go to www.investors.ups.com and click on “Earnings Webcast.”

About UPS

UPS (NYSE: UPS) is a global leader in logistics, offering a broad range of solutions including transporting packages and freight; facilitating international trade, and deploying advanced technology to more efficiently manage the world of business. Headquartered in Atlanta, UPS serves more than 220 countries and territories worldwide. The company can be found on the web at ups.com or pressroom.ups.com and its corporate blog can be found at longitudes.ups.com. To get UPS news direct, follow @UPS_News on Twitter.

Forward-Looking Statements

Except for historical information contained herein, the statements made in this release constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements, including statements regarding the intent, belief or current expectations of UPS and its management regarding the company's strategic directions, prospects and future results, involve certain risks and uncertainties.

Reconciliation of GAAP and non-GAAP Financial Measures

We supplement the reporting of our financial information determined under generally accepted accounting principles ("GAAP") with certain non-GAAP financial measures, including, as applicable, "as adjusted" operating profit, operating margin, pre-tax income, net income and earnings per share. The equivalent measures determined in accordance with GAAP are also referred to as "reported" or "unadjusted.” Additionally, we periodically disclose free cash flow as well as currency-neutral revenue, revenue per piece and operating profit.

We believe that these non-GAAP measures provide additional meaningful information to assist users of our financial statements in understanding our financial results and assessing our ongoing performance because they exclude items that may not be indicative of, or are unrelated to, our underlying operations and may provide a useful baseline for analyzing trends in our underlying businesses. Management uses these non-GAAP financial measures in making financial, operating and planning decisions. We also use certain of these measures for the determination of incentive compensation award results.

Non-GAAP financial measures should be considered in addition to, and not as an alternative for, our reported results prepared in accordance with GAAP. Our non-GAAP financial information does not represent a comprehensive basis of accounting. Therefore, our non-GAAP financial information may not be comparable to similarly titled measures reported by other companies.

Currency-Neutral Revenue, Revenue per Piece and Operating Profit

We supplement the reporting of our revenue, revenue per piece and operating profit with similar non-GAAP measures that exclude the period-over-period impact of foreign currency exchange rate changes and hedging activities. We believe currency-neutral revenue, revenue per piece and operating profit information allows users of our financial statements to understand growth trends in our products and results. We evaluate the performance of our International Package and Supply Chain and Freight businesses on a currency-neutral basis.

Currency-neutral revenue, revenue per piece and operating profit are calculated by dividing current period reported U.S. dollar revenue, revenue per piece and operating profit by the current period average exchange rates to derive current period local currency revenue, revenue per piece and operating profit. The derived current period local currency revenue, revenue per piece and operating profit are then multiplied by the average foreign exchange rates used to translate the comparable results for each month in the prior year period (including the period over period impact of foreign currency revenue hedging activities). The difference between the current period reported U.S. dollar revenue, revenue per piece and operating profit and the derived current period U.S. dollar revenue, revenue per piece and operating profit is the period over period impact of currency fluctuations.

Reconciliation of GAAP and non-GAAP Revenue, Revenue Per Piece and Operating Profit
(in millions, except Per Piece amounts):

Three Months Ended September 30
	2017 As- Reported (GAAP)	2016 As- Reported (GAAP)	% Change (GAAP)	Currency Impact	2017 Currency Neutral (non-GAAP)	% Change (non-GAAP)

Average Revenue Per Piece:
International Package:
Domestic	$6.27	$5.90	6.3%	$(0.27)	$6.00	1.7%
Export	29.00	30.35	(4.4)%	0.47	29.47	(2.9)%
Total International Package	$16.52	$16.21	1.9%	$0.06	$16.58	2.3%

Consolidated	$10.77	$10.49	2.7%	$0.01	$10.78	2.8%

Revenue:
U.S. Domestic Package	$9,649	$9,289	3.9%	$—	$9,649	3.9%
International Package	3,364	3,024	11.2%	12	3,376	11.6%
Supply Chain & Freight	2,965	2,615	13.4%	(9)	2,956	13.0%
Total revenue	$15,978	$14,928	7.0%	$3	$15,981	7.1%

Operating profit:
U.S. Domestic Package	$1,182	$1,252	(5.6)%	$—	$1,182	(5.6)%
International Package	627	576	8.9%	62	689	19.6%
Supply Chain & Freight	226	206	9.7%	—	226	9.7%
Total operating profit	$2,035	$2,034	—%	$62	$2,097	3.1%

Nine Months Ended September 30
	2017 As- Reported (GAAP)	2016 As- Reported (GAAP)	% Change (GAAP)	Currency Impact	2017 Currency Neutral (non-GAAP)	% Change (non-GAAP)

Average Revenue Per Piece:
International Package:
Domestic	$5.99	$5.96	0.5%	$0.12	$6.11	2.5%
Export	28.79	30.72	(6.3)%	1.23	30.02	(2.3)%
Total International Package	$16.10	$16.43	(2.0)%	$0.61	$16.71	1.7%

Consolidated	$10.68	$10.48	1.9%	$0.09	$10.77	2.8%

Revenue:
U.S. Domestic Package	$28,929	$27,388	5.6%	$—	$28,929	5.6%
International Package	9,585	9,015	6.3%	352	9,937	10.2%
Supply Chain & Freight	8,529	7,572	12.6%	15	8,544	12.8%
Total revenue	$47,043	$43,975	7.0%	$367	$47,410	7.8%

Operating profit:
U.S. Domestic Package	$3,653	$3,587	1.8%	$—	$3,653	1.8%
International Package	1,739	1,763	(1.4)%	295	2,034	15.4%
Supply Chain & Freight	643	545	18.0%	1	644	18.2%
Total operating profit	$6,035	$5,895	2.4%	$296	$6,331	7.4%

United Parcel Service, Inc.
Selected Financial Data - Third Quarter
(unaudited)

	Three Months Ended
	September 30
	2017	2016	Change	% Change
(amounts in millions, except per share data)
Statement of Income Data:
Revenue:
U.S. Domestic Package	$9,649	$9,289	$360	3.9%
International Package	3,364	3,024	340	11.2%
Supply Chain & Freight	2,965	2,615	350	13.4%
Total revenue	15,978	14,928	1,050	7.0%

Operating expenses:
Compensation and benefits	8,221	7,857	364	4.6%
Other	5,722	5,037	685	13.6%
Total operating expenses	13,943	12,894	1,049	8.1%

Operating profit:
U.S. Domestic Package	1,182	1,252	(70)	(5.6)%
International Package	627	576	51	8.9%
Supply Chain & Freight	226	206	20	9.7%
Total operating profit	2,035	2,034	1	—%

Other income (expense):
Investment income and other	20	13	7	53.8%
Interest expense	(111)	(94)	(17)	18.1%
Total other income (expense)	(91)	(81)	(10)	12.3%

Income before income taxes	1,944	1,953	(9)	(0.5)%

Income tax expense	680	683	(3)	(0.4)%

Net income	$1,264	$1,270	$(6)	(0.5)%

Net income as a percentage of revenue	7.9%	8.5%

Per share amounts:
Basic earnings per share	$1.45	$1.44	$0.01	0.7%
Diluted earnings per share	$1.45	$1.44	$0.01	0.7%

Weighted-average shares outstanding:
Basic	869	880	(11)	(1.3)%
Diluted	874	885	(11)	(1.2)%

United Parcel Service, Inc.
Selected Operating Data - Third Quarter
(unaudited)

	Three Months Ended
	September 30
	2017	2016	Change	% Change

Revenue (in millions):
U.S. Domestic Package:
Next Day Air	$1,767	$1,706	$61	3.6%
Deferred	1,002	967	35	3.6%
Ground	6,880	6,616	264	4.0%
Total U.S. Domestic Package	9,649	9,289	360	3.9%
International Package:
Domestic	673	609	64	10.5%
Export	2,556	2,284	272	11.9%
Cargo and Other	135	131	4	3.1%
Total International Package	3,364	3,024	340	11.2%
Supply Chain & Freight:
Forwarding and Logistics	1,989	1,735	254	14.6%
Freight	778	701	77	11.0%
Other	198	179	19	10.6%
Total Supply Chain & Freight	2,965	2,615	350	13.4%
Consolidated	$15,978	$14,928	$1,050	7.0%

Consolidated volume (in millions)	1,196	1,162	34	2.9%

Operating weekdays	63	64	(1)	(1.6)%

Average Daily Package Volume (in thousands):
U.S. Domestic Package:
Next Day Air	1,470	1,361	109	8.0%
Deferred	1,240	1,260	(20)	(1.6)%
Ground	13,175	12,743	432	3.4%
Total U.S. Domestic Package	15,885	15,364	521	3.4%
International Package:
Domestic	1,704	1,612	92	5.7%
Export	1,399	1,176	223	19.0%
Total International Package	3,103	2,788	315	11.3%
Consolidated	18,988	18,152	836	4.6%

Average Revenue Per Piece:
U.S. Domestic Package:
Next Day Air	$19.08	$19.59	$(0.51)	(2.6)%
Deferred	12.83	11.99	0.84	7.0%
Ground	8.29	8.11	0.18	2.2%
Total U.S. Domestic Package	9.64	9.45	0.19	2.0%
International Package:
Domestic	6.27	5.90	0.37	6.3%
Export	29.00	30.35	(1.35)	(4.4)%
Total International Package	16.52	16.21	0.31	1.9%
Consolidated	$10.77	$10.49	$0.28	2.7%

United Parcel Service, Inc.
Supplemental Analysis of Currency and UPS Freight - Third Quarter
(unaudited)

Currency Neutral Revenue Per Piece

	Three Months Ended				Currency
	September 30			Neutral
	2017	2016	% Change	Currency	2017*	% Change

Average Revenue Per Piece:
International Package:
Domestic	$6.27	$5.90	6.3%	$(0.27)	$6.00	1.7%
Export	29.00	30.35	(4.4)%	0.47	29.47	(2.9)%
Total International Package	$16.52	$16.21	1.9%	$0.06	$16.58	2.3%

Consolidated	$10.77	$10.49	2.7%	$0.01	$10.78	2.8%
*Amounts adjusted for period over period foreign currency exchange rate and hedging differences

Currency Neutral Revenue

	Three Months Ended				Currency
	September 30			Neutral
	2017	2016	% Change	Currency	2017*	% Change

Revenue (in millions):
U.S. Domestic Package	$9,649	$9,289	3.9%	$—	$9,649	3.9%
International Package	3,364	3,024	11.2%	12	3,376	11.6%
Supply Chain & Freight	2,965	2,615	13.4%	(9)	2,956	13.0%
Total revenue	$15,978	$14,928	7.0%	$3	$15,981	7.1%
*Amounts adjusted for period over period foreign currency exchange rate and hedging differences

Currency Neutral Operating Profit

	Three Months Ended				Currency
	September 30			Neutral
	2017	2016	% Change	Currency	2017*	% Change

Operating Profit (in millions):
U.S. Domestic Package	$1,182	$1,252	(5.6)%	$—	$1,182	(5.6)%
International Package	627	576	8.9%	62	689	19.6%
Supply Chain & Freight	226	206	9.7%	—	226	9.7%
Total operating profit	$2,035	$2,034	—%	$62	$2,097	3.1%
* Amounts adjusted for period over period foreign currency exchange rate and hedging differences

Freight Selected Operating Data - Third Quarter
(unaudited)

	Three Months Ended
	September 30
	2017	2016	Change	% Change
LTL revenue (in millions)	$673	$616	$57	9.3%
LTL revenue per LTL hundredweight	$24.47	$23.63	$0.84	3.6%

LTL shipments (in thousands)	2,589	2,551	38	1.5%
LTL shipments per day (in thousands)	41.1	39.9	1.2	3.0%

LTL gross weight hauled (in millions of pounds)	2,750	2,607	143	5.5%
LTL weight per shipment (in pounds)	1,062	1,022	40	3.9%

Operating weekdays	63	64	(1)	(1.6)%

United Parcel Service, Inc.
Detail of Other Operating Expenses - Third Quarter
(unaudited)

	Three Months Ended
	September 30
	2017	2016	Change	% Change
(amounts in millions)
Repairs and Maintenance	$398	$386	$12	3.1%
Depreciation and Amortization	572	554	18	3.2%
Purchased Transportation	2,652	2,212	440	19.9%
Fuel	636	541	95	17.6%
Other Occupancy	282	248	34	13.7%
Other Expenses	1,182	1,096	86	7.8%
Total Other Operating Expenses	$5,722	$5,037	$685	13.6%

Earnings Per Share and Share Data - Third Quarter
(unaudited)

	Three Months Ended
	September 30
	2017	2016
(amounts in millions, except per share data)
Numerator:
Net income	$1,264	$1,270

Denominator:
Weighted-average shares	864	876
Deferred compensation obligations	1	1
Vested portion of restricted units	4	3
Denominator for basic earnings per share	869	880

Effect of dilutive securities:
Restricted units	4	4
Stock options	1	1
Denominator for diluted earnings per share	874	885

Basic earnings per share	$1.45	$1.44

Diluted earnings per share	$1.45	$1.44

Detail of shares outstanding as of September 30, 2017:

Class A shares	175
Class B shares	687
Total shares outstanding	862

United Parcel Service, Inc.
Selected Financial Data - Year to Date
(unaudited)

	Nine Months Ended
	September 30
	2017	2016	Change	% Change
(amount in millions, expect per share data)
Statement of Income Data:
Revenue:
U.S. Domestic Package	$28,929	$27,388	$1,541	5.6%
International Package	9,585	9,015	570	6.3%
Supply Chain & Freight	8,529	7,572	957	12.6%
Total revenue	47,043	43,975	3,068	7.0%

Operating expenses:
Compensation and benefits	24,457	23,448	1,009	4.3%
Other	16,551	14,632	1,919	13.1%
Total operating expenses	41,008	38,080	2,928	7.7%

Operating profit:
U.S. Domestic Package	3,653	3,587	66	1.8%
International Package	1,739	1,763	(24)	(1.4)%
Supply Chain & Freight	643	545	98	18.0%
Total operating profit	6,035	5,895	140	2.4%

Other income (expense):
Investment income and other	49	38	11	28.9%
Interest expense	(324)	(281)	(43)	15.3%
Total other income (expense)	(275)	(243)	(32)	13.2%

Income before income taxes	5,760	5,652	108	1.9%

Income tax expense	1,954	1,982	(28)	(1.4)%

Net income	$3,806	$3,670	$136	3.7%

Net income as a percentage of revenue	8.1%	8.3%

Per share amounts:
Basic earnings per share	$4.36	$4.15	$0.21	5.1%
Diluted earnings per share	$4.34	$4.13	$0.21	5.1%

Weighted-average shares outstanding:
Basic	872	885	(13)	(1.5)%
Diluted	876	889	(13)	(1.5)%

United Parcel Service, Inc.
Selected Operating Data - Year to Date
(unaudited)

	Nine Months Ended
	September 30
	2017	2016	Change	% Change

Revenue (in millions):
U.S. Domestic Package:
Next Day Air	$5,183	$4,918	$265	5.4%
Deferred	2,992	2,781	211	7.6%
Ground	20,754	19,689	1,065	5.4%
Total U.S. Domestic Package	28,929	27,388	1,541	5.6%
International Package:
Domestic	1,906	1,804	102	5.7%
Export	7,298	6,813	485	7.1%
Cargo and Other	381	398	(17)	(4.3)%
Total International Package	9,585	9,015	570	6.3%
Supply Chain & Freight:
Forwarding and Logistics	5,709	4,980	729	14.6%
Freight	2,240	2,050	190	9.3%
Other	580	542	38	7.0%
Total Supply Chain & Freight	8,529	7,572	957	12.6%
Consolidated	$47,043	$43,975	$3,068	7.0%

Consolidated volume (in millions)	3,572	3,435	137	4.0%

Operating weekdays	191	192	(1)	(0.5)%

Average Daily Package Volume (in thousands):
U.S. Domestic Package:
Next Day Air	1,393	1,313	80	6.1%
Deferred	1,246	1,195	51	4.3%
Ground	13,069	12,652	417	3.3%
Total U.S. Domestic Package	15,708	15,160	548	3.6%
International Package:
Domestic	1,667	1,576	91	5.8%
Export	1,327	1,155	172	14.9%
Total International Package	2,994	2,731	263	9.6%
Consolidated	18,702	17,891	811	4.5%

Average Revenue Per Piece:
U.S. Domestic Package:
Next Day Air	$19.48	$19.51	$(0.03)	(0.2)%
Deferred	12.57	12.12	0.45	3.7%
Ground	8.31	8.11	0.20	2.5%
Total U.S. Domestic Package	9.64	9.41	0.23	2.4%
International Package:
Domestic	5.99	5.96	0.03	0.5%
Export	28.79	30.72	(1.93)	(6.3)%
Total International Package	16.10	16.43	(0.33)	(2.0)%
Consolidated	$10.68	$10.48	$0.20	1.9%

United Parcel Service, Inc.
Supplemental Analysis of Currency and UPS Freight - Year to Date
(unaudited)

Currency Neutral Revenue Per Piece
(unaudited)

	Nine Months Ended			Currency
	September 30			Neutral
	2017	2016	% Change	Currency	2017*	% Change

Average Revenue Per Piece:
International Package:
Domestic	$5.99	$5.96	0.5%	$0.12	$6.11	2.5%
Export	28.79	30.72	(6.3)%	1.23	$30.02	(2.3)%
Total International Package	$16.10	$16.43	(2.0)%	$0.61	$16.71	1.7%

Consolidated	$10.68	$10.48	1.9%	$0.09	$10.77	2.8%

* Amounts adjusted for period over period foreign currency exchange rate and hedging differences

Currency Neutral Revenue
(unaudited)

	Nine Months Ended			Currency
	September 30			Neutral
	2017	2016	% Change	Currency	2017*	% Change
Revenue (in millions):
U.S. Domestic Package	$28,929	$27,388	5.6%	—	$28,929	5.6%
International Package	9,585	9,015	6.3%	352	$9,937	10.2%
Supply Chain & Freight	8,529	7,572	12.6%	15	8,544	12.8%
Total revenue	$47,043	$43,975	7.0%	$367	$47,410	7.8%

* Amounts adjusted for period over period foreign currency exchange rate and hedging differences

Currency Neutral Operating Profit
(unaudited)

	Nine Months Ended			Currency
	September 30			Neutral
	2017	2016	% Change	Currency	2017*	% Change
Operating profit (in millions):
U.S. Domestic Package	$3,653	$3,587	1.8%	—	$3,653	1.8%
International Package	1,739	1,763	(1.4)%	295	$2,034	15.4%
Supply Chain & Freight	643	545	18.0%	1	644	18.2%
Total operating profit	$6,035	$5,895	2.4%	$296	$6,331	7.4%

* Amounts adjusted for period over period foreign currency exchange rate and hedging differences

Freight Selected Operating Data - Year to Date
(unaudited)

	Nine Months Ended
	September 30
	2017	2016	Change	% Change
LTL revenue (in millions)	$1,943	$1,780	$163	9.2%
LTL revenue per LTL hundredweight	$23.90	$23.46	$0.44	1.9%

LTL shipments (in thousands)	7,739	7,507	232	3.1%
LTL shipments per day (in thousands)	40.5	39.1	1.4	3.6%

LTL gross weight hauled (in millions of pounds)	8,131	7,589	542	7.1%
LTL weight per shipment (in pounds)	1,051	1,011	40	4.0%

Operating weekdays	191	192	(1)	(0.5)%

United Parcel Service, Inc.
Detail of Other Operating Expenses - Year to Date
(unaudited)

(in millions)	Nine Months Ended
	September 30
	2017	2016	Change	% Change
Repairs and Maintenance	$1,180	$1,150	$30	2.6%
Depreciation and Amortization	1,688	1,661	27	1.6%
Purchased Transportation	7,461	6,306	1,155	18.3%
Fuel	1,873	1,480	393	26.6%
Other Occupancy	845	762	83	10.9%
Other Expenses	3,504	3,273	231	7.1%
Total Other Operating Expenses	$16,551	$14,632	$1,919	13.1%

Earnings Per Share and Share Data - Year to Date
(unaudited)

	Nine Months Ended
(amounts in millions, except per share data)	September 30
	2017	2016

Numerator:
Net income	$3,806	$3,670

Denominator:
Weighted-average shares outstanding	867	880
Deferred compensation arrangements	1	1
Vested portion of restricted units	4	4
Denominator for basic earnings per share	872	885

Effect of dilutive securities:
Restricted units	3	3
Stock options	1	1
Denominator for diluted earnings per share	876	889

Basic earnings per share	$4.36	$4.15

Diluted earnings per share	$4.34	$4.13

United Parcel Service, Inc.
Consolidated Balance Sheets - September 30, 2017 and December 31, 2016
(unaudited)

	September 30, 2017	December 31, 2016
(amounts in millions)

ASSETS
Current Assets:
Cash and marketable securities	$4,461	$4,567
Other current assets	8,449	9,282
Total Current Assets	12,910	13,849
Property, Plant and Equipment	47,204	43,674
Less accumulated depreciation and amortization	26,216	24,874
	20,988	18,800
Other Assets	7,458	7,728
	$41,356	$40,377

LIABILITIES AND SHAREOWNERS' EQUITY
Current Liabilities	12,167	11,730
Long-Term Debt	14,355	12,394
Pension and Postretirement Benefit Obligations	10,075	12,694
Deferred Taxes, Credits and Other Liabilities	3,220	3,130
Shareowners' Equity	1,539	429
	$41,356	$40,377

Amounts are subject to reclassification.

United Parcel Service, Inc.
Selected Cash Flow Data
(unaudited)

Net Increase (Decrease) in Cash and Cash Equivalents
Preliminary
Year-to-Date
(amounts in millions)	September 30
Cash flows from operating activities	$4,418
Cash flows used in investing activities	(3,618)
Cash flows used in financing activities	(914)

Effect of exchange rate changes on cash and cash equivalents	56
Net (decrease) in cash and cash equivalents	$(58)

Reconciliation of Free Cash Flow (non-GAAP measure)
Preliminary
Year-to-Date
(amounts in millions)	September 30
Cash flows from operating activities	$4,418
Capital expenditures	(3,708)
Proceeds from disposals of PP&E	18
Net change in finance receivables	(1)
Other investing activities	20
Free cash flow (non-GAAP measure)	$747

Amounts are subject to reclassification.

United Parcel Service, Inc.
Aircraft Fleet - as of September 30, 2017
(unaudited)

Description	Owned and Capital Leases	Leases & Charters from Others	On Order	Under Option
Operating:
Boeing 757-200	75	—	—	—
Boeing 767-300	59	—	—	—
Boeing 767-300BCF	2	—	1	—
Airbus A300-600	52	—	—	—
Boeing MD-11	37	—	—	—
Boeing 747-400F	11	—	—	—
Boeing 747-400BCF	2	—	—	—
Boeing 747-8F	1	—	13	14
Other	—	297	—	—

Total	239	297	14	14